Edward J. Resch Chief Financial Officer Citi 2013 U.S. Financial Services Conference March 6, 2013 Positioned for Growth

Forward-Looking Statements This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial and capital condition (including without limitation, our capital ratios under Basel III), results of operations, investment portfolio performance and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "plan," "expect," “intend,” “forecast,” "look," "believe," "anticipate," "estimate," "seek,“ "may," "will," "trend," "target,” and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to March 6, 2013. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the current sovereign-debt risks in Europe and other regions; financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement the Dodd-Frank Act, the Basel II and Basel III capital and liquidity standards, and European legislation with respect to the levels of regulatory capital we must maintain, our credit exposure to third parties, margin requirements applicable to derivatives, banking and financial activities and other regulatory initiatives in the U.S. and internationally, including regulatory developments that result in changes to our structure or operating model, increased costs or other changes to how we provide services; adverse changes in the regulatory capital ratios that we are required to meet, whether arising under the Dodd-Frank Act, the Basel II or Basel III capital and liquidity standards or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in calculating our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and equity purchases, without which our growth plans, distributions to shareholders, equity purchase programs or other capital initiatives may be restricted; changes in law or regulation that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations or those of our clients and our regulators; the credit agency ratings of our debt and depository obligations and investor and client perceptions of our financial strength; delays or difficulties in the execution of our previously announced Business Operations and Information Technology Transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program and may cause volatility of our earnings; the results of, and costs associated with, government investigations, litigation, and similar claims, disputes, or proceedings; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the valuation of assets underlying those pools; adverse publicity or other reputational harm; dependencies on information technology, complexities and costs of protecting the security of our systems and difficulties with protecting our intellectual property rights; our ability to grow revenue, control expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements; potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation, and perceptions of State Street as a suitable service provider or counterparty; potential changes in how and in what amounts clients compensate us for our services, and the mix of services provided by us that clients choose; the ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2012 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this news release speak only as of the date hereof, March 6, 2013, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date. 2

Positioned for Growth • Macro Trends and Business Strategy • Overview of 2012 Performance • Outlook for 2013 • Summary Agenda 3

We Have a Strong Foundation 4 Strong Global Footprint Long-Term Shareholder Value Among Highest Capital Ratios in Industry Focused Strategy Fueled by Macro Trends Strong Global Footprint No. 1 or No. 2 Position in High-Growth Markets

Our Actions Have Driven Positive Results 5 • Global economic pressures • Client de-risking behavior • Market-driven revenue weakness • Regulatory changes increase costs and capital pressures • Grew core businesses • Prudently controlled expenses • Continued to transform operating model • Managed capital position to address regulatory changes Environment Our Actions • Achieved 6% operating-basis1 EPS growth and positive operating leverage2 in 2012 compared to 2011 • Continued to invest in high-growth areas • Met expense savings targets in Business Operations and IT Transformation program • Returned capital to shareholders in the form of common stock purchases and dividends Results 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures and for reconciliations of our operating- basis financial information. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis.

Macro Trends Fuel Our Confidence for Continued Growth Trend Driven by State Street Advantage Globalization • Ongoing globalization of investment and distribution channels • 40% of the growth in financial assets will come from emerging markets over the next decade1 • Strong global footprint operating in 100 geographic markets worldwide • Integrated technology and servicing platforms spanning the globe Retirement Savings • Evolution of retirement savings schemes: over last decade, defined contribution (DC) grew from 38% to 43% of global pension assets and trend is expected to continue2 • Demographics, especially in Europe and Asia • Leading servicer of mutual fund and Exchange-Traded Fund (ETF) assets, the principal vehicle for DC plans • Well positioned in markets with mandatory pension schemes (e.g. Australia) • Comprehensive investment management solutions including target- date funds Regulation and Complexity • Demand for transparency and increased complexity in operating models of asset owners and asset managers • Growth of alternative assets: global hedge fund AUM reached $2.3 TN in 20123 • Unconflicted position • No. 1 provider in alternative asset servicing4 • No. 1 provider in investment manager operations outsourcing5 6 1 McKinsey, (Sep. 2012). 2 Towers Watson, Global Pension Assets Study 2012, (Jan. 2012). 3 HF Market – Hedge Fund Research, (Jan. 2013). 4 HFM Week AUA Survey Assets as of Nov. 2012 (hedge funds) and Custody Risk Alternative Administration Survey as of Dec. 2011 (real estate and private equity). 5 Scrip Issue Global Report, (Sep. 2012).

We’re Pursuing Key Strategies for Success Priorities Strategy • Extending geographic reach – Deepen share in global asset management segment • Opening new vertical high-growth markets – Expand presence in alternative investment servicing market • Broadening our product set – Increase ETF offerings and solutions offerings Leverage the Power of the Core Franchise • Drive operating efficiencies through operational transformation and rigorous expense management • Create new services from IT transformation Optimize Capital • Return of capital to shareholders is a priority • Execute current quarterly common stock dividend and common stock purchase plan 7 Drive New Revenue

Why Clients Choose Us Broad Set of Global Servicing Solutions Uniform Global Platform Leader in Middle Office Solutions-Based Asset Management Leader in Technology Transformation We Operate in More Than 100 Geographic Markets Worldwide Our Powerful Global Franchise Sets Us Apart in Meeting the Needs of the Largest Global Asset Managers 8 Data as of December 31, 2012. EUROPE & MIDDLE EAST • AUC/A: $4.8TN • Revenue: $2.8BN • AUM: $351BN ASIA-PACIFIC • AUC/A: $1.1TN • Revenue: $766MN • AUM: $302BN AMERICAS • AUC/A: $18.5TN • Revenue: $6.2BN • AUM: $1.4TN

Our Alternative Investment Solutions Business Has Grown at More Than Twice the Rate of the Market1 9 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2005 2006 2007 2008 2009 2010 2011 2012 $4.7T Alternative Investments Market $4.4T $5.2T $5.7T $6.5T $6.7T $0 $200 $400 $600 $800 $1,000 $1,200 2005 2006 2007 2008 2009 2010 2011 2012 $500B $451B $443B $654B $816B $1.12T AUM(B) AUA(B) State Street Alternative Investment Solutions $3.5T $2.6T $139B $203B Source: HF Market - Hedge Fund Research, January 2013; PE Market - Preqin, October 2012; RE Market - Towers Watson, July 2012; RE Market (2005,2006) - PI Online Acquisitions: 2007: Palmeri $35B, Investors Financial $170B, 2010: Mourant $170B, 2012: GSAS $200B Asset Growth Through Acquisition 1 As of period end.

Substantial Market Opportunity Exists with a Large Percentage of the Business Still Untapped Alternatives Industry Trends: Moving Toward Outsourcing Private Equity Hedge Fund Real Estate Source: HF Market – State Street Estimate; PE Market - Preqin, October 2012, Custody Risk Survey, May 2012; RE Market - Towers Watson, July 2012; Custody Risk Survey, May 2012. Top Manager rankings; Hedge Fund Intelligence Oct 2012, Towers Watson July 2012. 30% 70% $3.04TN Market $2.25TN Market $1.41TN Market 71% 29% 73% 27% In-Sourced Out-Sourced 10 We have relationships with more than 45% of the top 50 alternative investment managers who manage 30% of global alternative assets

State Street Global Advisors is Well Positioned for Growth in 2013 and Beyond $2.1TN AUM1 1 As of December 31, 2012. 2 Operating leverage is defined as the rate of growth of total investment management revenue less the rate of growth of total investment management expenses. Broad Capabilities Clients • ~3,500 clients globally • 53% of clients use two or more strategies • 77% of 2012 new business came from existing SSgA clients Strong 2012 Results • $81BN in net new assets, $41BN of which went into ETFs • 8% management fee revenue growth with approximately 800 bps of positive operating leverage2, for the year ended December 31, 2012 compared to 2011 • ~600 bps operating margin expansion to 29% • Pre-tax income growth of 31% • 67% of active strategies beat their three- year benchmarks Passive Equities 36% Passive Fixed Income 14% ETFs 16% Multi-Asset Class Solutions 10% Active 6% Cash 18% 11

1 As of 12/31/12. 2 Source: Deutsche Bank Markets Research, January 11, 2013. Leading Sponsor of ETFs $TN Global Market Size ETFs / Other Exchange-Traded Products2 ETFs, $337BN, 16%1 0.41 0.59 0.80 0.78 1.13 1.44 1.49 1.91 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2005 2006 2007 2008 2009 2010 2011 2012 Powerful Brand 2012 Positive ETF Net Flows • $41BN – Equity: $23BN – Fixed income: $8BN – GLD: $10BN New Product Introductions • Since 2011, 59 products launched globally – Europe: 31 – US: 23 – Australia: 5 • Launched first active ETFs in 2012 12

2012 Accomplishments 2013 Milestones • Created new global Centers of Excellence • Achieved 20% targeted automation benefits • Targeted to achieve ~ 56% of automation benefits across the business • Established two new low-cost locations to balance our global footprint • Transitioned major IT servicing components to vendor partners • Project achievement of 60% of IT benefits through workforce optimization and simplified technology footprint • Scaled cloud computing platform for migrations • Implementing cloud-based data infrastructure for clients in Q1 • Migrated 50 applications to the private cloud • Continue migration to the cloud with another 150 applications targeted for production Business Operations and IT Transformation Program Foundation in Place to Reap Benefits 13 Automation Benefits Workforce Optimization & Simplified Technology Implementation of Cloud Platform Migration to Private Cloud

Solid Performance in 2012: Business Operations and Information Technology Transformation Program1 $ in millions 2011 2012 2013E 2014E 2015E Business Operations Transformation $158 $280 $400 $440 $448 Information Technology Transformation 6 36 109 148 157 Net Benefits Before Non-Recurring Expenses 164 316 509 588 605 Less: Non-Recurring Project- related Operating Expenses 78 118 91 38 5 Annual Pre-Tax Expense Savings $86 $198 $418 $550 $600 14 1 The full effect of the annual pre-tax, run-rate savings is not expected to be experienced until 2015. Chart data based on the approximate mid-point of the range of the estimated annual pre-tax, run-rate expense savings of $575MN-$625MN at the end of 2014, for full effect in 2015. Estimated annual pre-tax expense savings relate only to the Business Operations and Information Technology Transformation program and are based on projected improvement from total 2010 operating expenses. Actual total expenses of the Company have increased since 2010, and may increase or decrease in the future, due to other factors. Expect to Achieve Annual Pre-Tax, Run-Rate Expense Savings of $575MN to $625MN by the End of 20141

Solid Performance in 2012: Summary of 2012 Operating- Basis (Non-GAAP) Financial Results1 $ in millions, except per share data 2012 2011 % Change Revenue $9,730 $9,564 1.74% Expenses 6,905 6,789 1.71% Earnings per share (EPS) $3.95 $3.73 5.9% Return on equity (ROE) 9.7% 9.9% (20) bps Operating leverage2 3 bps Pre-tax operating margin 29.1% 29.0% 10 bps 15 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis. Solid Performance in a Challenging Economic Environment

In 2012 We Performed Well1 … 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures and for reconciliations of our operating- basis financial information. 9.7 6 8 10 STT (%) 1.46 0.5 1 1.5 STT (%) Net Interest Margin Return on Equity 29.1 20 25 30 STT (%) Pre-Tax Margin 16

… and Outperformed Our Primary Peers1 Well Positioned to Maintain Our Lead 9.7 8.8 9.3 6 8 10 STT BK NTRS (%) 1.46 1.21 1.22 0.5 1 1.5 STT BK NTRS (%) Net Interest Margin Return on Equity 29.1 22.9 26.2 20 25 30 STT BK NTRS (%) Pre-Tax Margin 1 As described in the appendix: (i) data for each of State Street Corporation (STT), The Bank of New York Mellon Corporation (BK) and Northern Trust Corporation (NTRS) is derived from the relevant company’s public filings, earnings announcements or related materials (individually or collectively, “publicly disclosed information”); (ii) data from the relevant company’s publicly disclosed information is presented on a non-GAAP basis, which presentation is described, at the discretion of the relevant company, in that company’s publicly disclosed information as “operating-basis,” “operating,” “adjusted” or “non-GAAP” (individually or collectively, “non-GAAP presentation”); and (iii) each company’s non- GAAP presentation is calculated differently and therefore may not be comparable to other companies’ non-GAAP presentations. Please review each company’s publicly disclosed information for a description, to the extent contained therein, of that company’s non-GAAP presentation. Additional information regarding the data in the chart, including changes made from the presentation in any company’s publicly disclosed information, can be found in the Appendix. 17

Outlook for 2013: Revenue Drivers Revenue • $551BN in 2012 wins scheduled to be installed in 2013 • Early signs of re-risking by investors, if continued, is expected to benefit servicing and asset management fee revenues • Decline expected in NIR, with an operating-basis1 NIM of 130-140 bps, assuming interest rates and pre-payment speeds remain at current levels with modest balance sheet growth • Expect foreign exchange and securities finance revenues to be constrained 18 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures.

Outlook for 2013: Expense Drivers Expenses • Expect to achieve incremental pre-tax expense savings from Business Operations and IT program of $220MN1 • Expect information systems and communications expenses to increase modestly from Q4 run rate as Business Operations and IT Transformation program continues • Estimated cost of accounting treatment of equity compensation for retirement-eligible employees, as well as payroll taxes, to be about $125MN in Q1 ’13 • Impact of the recent reduction in force expected to be $90MN annualized and realized over the next 18 months 19 Target Positive Operating Leverage2 on an Annual Basis for 2013 1 The full effect of the annual pre-tax, run-rate savings is not expected to be experienced until 2015. Data based on the approximate mid-point of the range of the estimated annual pre-tax, run-rate expense savings of $575MN-$625MN at the end of 2014, for full effect in 2015. Estimated annual pre-tax expense savings relate only to the Business Operations and Information Technology Transformation program, and are based on the projected improvement from 2010 operating expenses. Actual total expenses of the Company have increased since 2010, and may increase or decrease in the future, due to other factors. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis.

Outlook for 2013: Balance Sheet Strategy Invest in High-Quality Assets • Invest through the cycle • Solid credit profile: ~90% AAA/AA-rated • Diversified by asset class and geography Manage Investment Portfolio Within Risk Appetite • Portfolio duration: ~1.5 years • Fixed-rate securities: ~45% of total investment portfolio • Target duration gap of between 0.25 and 0.50 years Maintain a Strong Capital Position • Manage the investment portfolio for capital efficiency, risk appetite and appropriate return Ongoing Management Expected Growth • 1% to 4% growth in earning assets Implications of Basel III • Given potential changes in Basel III rules, we continue to explore balance sheet and risk-management optimization, including investing in asset classes closely adjacent to our core business 20

Outlook for 2013: Operating-Basis1 (Non-GAAP) NIM Interest-Rate Assumptions • Worldwide administered rates remain unchanged through 2013 • Yield curves retain current shapes Investment Portfolio • To be managed in line with our balance sheet strategy Reinvestment Strategy • Expect about $20BN to mature or pay down for full-year 2013 • Reinvestment concentrated in capital-efficient asset classes, including mortgage-backed securities, U.S. and foreign asset-backed securities • NIM expected to be in range of 130 to 140 basis points NIR/NIM Sensitivities to Interest Rates • Lower interest rates: If interest rates decline 25 bps, NIR is expected to decline ~$50MN annually • Higher interest rates: Slowly rising rates modestly positive (~$39MN) assuming no change in client deposit behavior; if client deposit levels decline, the impact could be modestly negative, during the period of rising rates • “Normalized” interest rates: Structural NIM2 (3% Fed Funds, 5% 10-year U.S. Treasury) expected to be around 1.75% to 1.85% 21 2013 Operating-Basis NIM Expected to be in Range of 130 to 140 bps 1 Estimate presented on an operating basis, a non-GAAP presentation. Refer to the appendix included with this presentation for explanations of our non-GAAP financial measures. 2 Structural NIM assumes a normalized balance sheet.

Summary: 2013 Expectations 22 1 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis. • Grow servicing and management fee revenue • Assume continued softness in market-driven revenue • Work through low interest-rate environment • Continue to execute Business Operations and IT Transformation program and manage expenses diligently • Achieve positive operating leverage1 on an annual basis for 2013 • Return capital to shareholders in a plan consistent with State Street’s strong capital and earnings capacity

Heading in the Right Direction Managing Through the Short Term Delivering Value Today and for the Future Well Positioned for the Long Term 23

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Appendix The foregoing presentation includes financial information presented on a GAAP basis as well as on a non-GAAP, or “operating basis.” Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. 25

STATE STREET

STATE STREET CORPORATION

RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with GAAP, management also presents results on a non-GAAP, or "operating" basis, in order to highlight comparable financial trends and other characteristics with respect to State Street's ongoing business operations from period to period. Refer to the preceding page of this Appendix for further information concerning our use of non-GAAP financial measures. The following tables reconcile operating-basis financial information presented in the foregoing to financial information prepared and reported in conformity with GAAP.

(Dollars in millions, except per share amounts)	Years Ended December 31, 2012	Years Ended December 31, 2011	% Change 2012 YTD vs. 2011 YTD
Total Revenue:			
Total revenue, GAAP basis	$ 9,649	$ 9,594	0.57 %
Tax-equivalent adjustment associated with tax-exempt investment securities	124	128	
Tax-equivalent adjustment associated with tax-advantaged investments	126	62	
Loss from sale of Greek investment securities	46	-	
Discount accretion related to former conduit securities	(215)	(220)	
Total revenue, operating basis [1]	$ 9,730	$ 9,564	1.74
Net Interest Revenue:			
Net interest revenue, GAAP basis	$ 2,538	$ 2,333	
Tax-equivalent adjustment associated with tax-exempt investment securities	124	128	
Discount accretion related to former conduit securities	(215)	(220)	
Net interest revenue, operating basis	$ 2,447	$ 2,241	9.2
Net interest margin [2]:			
Net interest margin, fully taxable-equivalent basis	1.59 %	1.67 %	
Net effect of non-operating adjustments	(0.13)	(0.15)	
Net interest margin, operating basis	1.46 %	1.52 %	(6) bps
Expenses:			
Total expenses, GAAP basis	$ 6,886	$ 7,058	(2.44)
Benefit related to claims associated with Lehman bankruptcy	362	-	
Provisions for litigation exposure and other costs	(93)	-	
Special one-time additional charitable contribution	(25)	-	
Acquisition costs	(66)	(71)	
Indemnification benefits for income tax claims related to a 2010 acquisition	40	55	
Restructuring charges, net	(199)	(253)	
Total expenses, operating basis [1]	$ 6,905	$ 6,789	1.71
Income before Income Tax Expense and Extraordinary Loss:			
Income before income tax expense and extraordinary loss, GAAP basis [3]	$ 2,766	$ 2,536	
Net pre-tax effect of non-operating adjustments to revenue and expenses	62	239	
Income before income tax expense, operating basis	$ 2,828	$ 2,775	
Pre-tax operating margin	29.1%	29.0%	10 bps

[1] For the years ended December 31, 2012 and 2011, positive operating leverage in the year-over-year comparison was approximately 3 basis points, based on an increase in total operating-basis revenue of 1.74% and an increase in total operating-basis expenses of 1.71%.

[2] For the years ended December 31, 2012 and 2011, fully taxable-equivalent net interest margin represented annualized fully taxable-equivalent net interest revenue of $2,662 million and $2,461 million, respectively, (GAAP-basis net interest revenue of $2,538 million and $2,333 million plus tax-equivalent adjustments of $124 million and $128 million, respectively) as a percentage of average total interest-earning assets for the periods presented.

[3] Income before income tax expense, GAAP basis, reflects total revenue, GAAP basis, less total expenses, GAAP basis, and (plus) minus provisions for loan losses of $(3) million and $0 million, respectively, for the years ended December 31, 2012 and 2011.

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27 2012 YTD vs. 2011 YTD Diluted Earnings per Common Share: Diluted earnings per common share, GAAP basis $ 4.20 $ 3.79 10.8 Loss from sale of Greek investment securities .06 - Provisions for litigation exposure and other costs .12 - Special one-time additional charitable contribution .04 - Acquisition costs, net .09 .10 Restructuring charges, net .27 .32 Benefit related to claims associated with Lehman bankruptcy (.46) - Discount accretion related to former conduit securities (.27) (.27) Tax effect of audit settlement associated with a 2010 acquisition (.10) - Discrete tax benefit related to former conduit securities - (.21) Diluted earnings per common share, operating basis $ 3.95 $ 3.73 5.9 Return on Average Common Equity: Return on average common equity, GAAP basis 10.3% 10.0 % Loss from sale of Greek investment securities 0.1 - Provisions for litigation exposure and other costs 0.3 - Special one-time additional charitable contribution 0.1 - Acquisition costs, net 0.2 0.3 Restructuring charges, net 0.7 0.8 Benefit related to claims associated with Lehman bankruptcy (1.1) - Discount accretion related to former conduit securities (0.7) (0.7) Tax effect of audit settlement associated with a 2010 acquisition (0.2) - Discrete tax benefit related to former conduit securities - (0.5) Return on average common equity, operating basis 9.7% 9.9% (20) bps December 31, December 31, 2012 2011 STATE STREET CORPORATION RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION In addition to presenting State Street’s financial results in conformity with GAAP, management also presents results on a non- GAAP, or "operating" basis, in order to highlight comparable financial trends and other characteristics with respect to State Street’s ongoing business operations from period to period. Refer to the preceding page of this Appendix for further information concerning our use of non-GAAP financial measures. The following tables reconcile operating-basis financial information presented in the foregoing to financial information prepared and reported in conformity with GAAP. Years Ended % Change